Summary Prospectus	May 1, 2023
AMG GW&K Small/Mid Cap Core Fund
(formerly AMG GW&K Small/Mid Cap Fund)

Class N: GWGVX	Class I: GWGIX	Class Z: GWGZX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2023, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of the AMG GW&K Small/Mid Cap Core Fund (the “Fund”) is to provide investors with long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.20%	0.25%	0.20%
Total Annual Fund Operating Expenses	1.07%	0.87%	0.82%
1“Other Expenses” include 0.003% paid by the Fund to AMG Funds LLC (the “Investment Manager”) during the prior fiscal year pursuant to the Fund’s contractual expense limitation agreement, which provides for the recoupment of previously waived management fees and/or paid or reimbursed expenses in certain circumstances when the Fund’s total annual operating expenses fall below (i) the expense cap in effect for the Fund at the time such amounts were paid, waived or reimbursed, or (ii) the expense cap in effect for the Fund at the time of such repayment by the Fund. “Other Expenses” have also been restated to reflect current fees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$109	$340	$590	$1,306
Class I	$89	$278	$482	$1,073
Class Z	$84	$262	$455	$1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies. The Fund primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies. Small- and mid-capitalization companies are those with a market capitalization, at the time of purchase, between $250 million and $10 billion or otherwise within the range of capitalizations of companies in the Russell 2500™ Index (between $240.1 million and $16.9 billion as of May 6, 2022, the date of the latest reconstitution of the Index (implemented by the Index June 24, 2022)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small- and mid-capitalization companies at any given time.
The Fund invests in an unrestricted opportunity set, pursuing what it believes to be quality companies with either growth- or value-oriented characteristics. GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), seeks to assemble a portfolio of securities diversified as to companies and industries. The Subadviser may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market

SUM071-0523

AMG GW&K Small/Mid Cap Core Fund SUMMARY PROSPECTUS

conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 pandemic, or in response to events that affect particular industries or companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. As of February 27, 2017, the Fund changed its name from “AMG GW&K Small Cap Growth Fund” to “AMG GW&K Small/Mid Cap Fund,” adopted the Fund’s current investment strategies, and began comparing its performance to the Russell 2500™ Index. Prior to February 27, 2017 (including the periods shown below prior to February 27, 2017), the Fund focused on a small-cap equity strategy. The Fund’s performance information for periods prior to February 27, 2017 reflects the Fund’s investment strategy that was in effect at that time and would have been different had the Fund’s current investment strategy been in effect.
Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/22 (Class I)

Best Quarter: 24.07% (2nd Quarter 2020)
Worst Quarter: -23.85% (1st Quarter 2020)

Average Annual Total Returns as of 12/31/22
AMG GW&K Small/Mid Cap Core Fund	1 Year	5 Years	Since Inception
Class I Return Before Taxes	-18.01%	8.88%	7.59%[1]
Class I Return After Taxes on Distributions	-18.79%	8.20%	7.08%[1]
Class I Return After Taxes on Distributions and Sale of Fund Shares	-10.09%	6.97%	6.02%[1]
Class N Return Before Taxes	-18.15%	8.70%	9.01%[2]
Class Z Return Before Taxes	-17.94%	8.98%	9.28%[2]
Russell 2500™ Index (reflects no deduction for fees, expenses, or taxes)	-18.37%	5.89%	7.27%[1]
Russell 2500™ Index (reflects no deduction for fees, expenses, or taxes)	-18.37%	5.89%	7.10%[2]
1Class I and Index performance shown reflects performance since the inception date of the Fund's Class I shares on June 30, 2015.
2Class N, Class Z and Index performance shown reflects performance since the inception date of the Fund's Class N and Class Z shares on February 24, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I shares only, and after-tax returns for Class N and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
GW&K Investment Management, LLC

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AMG GW&K Small/Mid Cap Core Fund SUMMARY PROSPECTUS

Portfolio Managers
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K; Portfolio Manager of the Fund since 06/15.
Jeffrey W. Thibault, CFA
Partner of GW&K; Portfolio Manager of the Fund since 02/17.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
*Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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